UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT No. 3

TO

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2004 (October 1, 2004)

NORTH FORK BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

275 Broadhollow Road Melville, New York 11747

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (631) 844-1004

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.6: UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EX-99.7: PRO FORMA FINANCIAL INFORMATION

On October 1, 2004, North Fork Bancorporation, Inc. (“North Fork”) filed a Form 8-K under Item 2.01 thereto to report that it has closed its merger (the “Merger”) with GreenPoint Financial Corp. (“GreenPoint”). In response to parts (a) and (b) of Item 9.01 of such Form 8-K, North Fork stated that it would file the required financial information by amendment, as permitted by Instructions (a)(4) and (b)(2) to Item 9.01 to Form 8-K. This Form 8-K/A Amendment No. 3 is being filed to provide the required financial information.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The required financial statements of GreenPoint as of and for the fiscal years ended December 31, 2003, 2002 and 2001 are hereby incorporated by reference to Exhibit 99.4 hereto.

The required financial statements of GreenPoint as of and for the three and nine months ended September 30, 2004 are hereby incorporated by reference to Exhibit 99.6 hereto.

(b) Pro Forma Financial Information

The required pro forma financial information for the fiscal year ended December 31, 2003 is hereby incorporated by reference to Exhibit 99.7 hereto.

The required pro forma financial information as of and for the nine months ended September 30, 2004 is hereby incorporated by reference to Exhibit 99.7 hereto.

(c) Exhibits.

Exhibit
Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of February 15, 2004 by and between GreenPoint Financial Corp. and North Fork Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.4 to North Fork Bancorporation’s Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2003, filed on April 12, 2004)*

Exhibit 99.1	Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger*

Exhibit 99.2	Employment Agreement, dated as of February 15, 2004, by and between North Fork Bancorporation, Inc. and Bharat B. Bhatt. (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-4 (File No. 333-114173) of North Fork Bancorporation, Inc., filed with the U.S. Securities and Exchange Commission on April 2, 2004).*

Exhibit 99.3	Information under the caption “Financial Interests of GreenPoint Directors and Executive Officers in the Merger” in the Joint Proxy Statement-Prospectus, dated July 28, 2004 (incorporated herein by reference to the information under the caption “Financial Interests of GreenPoint Directors and Executive Officers in the Merger” in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, by North Fork Bancorporation, Inc. on July 30, 2004 (File No. 333-114173)).*

Exhibit 99.4	Audited consolidated financial statements of GreenPoint Financial Corp. as of and for the fiscal years ended December 31, 2003, 2002 and 2001 (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 8, 2004)

Exhibit 99.5	Audited consolidated financial statements of The Trust Company of New Jersey as of and for the fiscal year ended December 31, 2003 (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 4, 2004)

Exhibit 99.6	Unaudited condensed consolidated financial statements of GreenPoint Financial Corp. as of and for the three and nine months ended September 30, 2004.

Exhibit 99.7	Pro forma financial information

* Previously Filed

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2004

NORTH FORK BANCORPORATION, INC.

By:	/S/ Daniel M. Healy

Daniel M. Healy
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of February 15, 2004 by and between GreenPoint Financial Corp. and North Fork Bancorporation, Inc. (incorporated herein by reference to Exhibit 2.4 to North Fork Bancorporation’s Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2003, filed on April 12, 2004.*

Exhibit 99.1	Press release dated October 1, 2004 by North Fork Bancorporation, Inc. with respect to the closing of the Merger*

Exhibit 99.2	Employment Agreement, dated as of February 15, 2004, by and between North Fork Bancorporation, Inc. and Bharat B. Bhatt. (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-4 (File No. 333-114173) of North Fork Bancorporation, Inc., filed with the U.S. Securities and Exchange Commission on April 2, 2004).*

Exhibit 99.3	Information under the caption “Financial Interests of GreenPoint Directors and Executive Officers in the Merger” in the Joint Proxy Statement-Prospectus, dated July 28, 2004 (incorporated herein by reference to the information under the caption “Financial Interests of GreenPoint Directors and Executive Officers in the Merger” in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, by North Fork Bancorporation, Inc. on July 30, 2004 (File No. 333-114173)).*

Exhibit 99.4	Audited consolidated financial statements of GreenPoint Financial Corp. as of and for the fiscal years ended December 31, 2003, 2002 and 2001 (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 8, 2004)

Exhibit 99.5	Audited consolidated financial statements of The Trust Company of New Jersey as of and for the fiscal year ended December 31, 2003 (incorporated herein by reference to Exhibit 99.1 of North Fork Bancorporation, Inc.’s Current Report on Form 8-K filed on March 4, 2004)

Exhibit 99.6	Unaudited condensed consolidated financial statements of GreenPoint Financial Corp. as of and for the three and nine months ended September 30, 2004.

Exhibit 99.7	Pro forma financial information

* Previously Filed

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